UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                               November 14, 2006
                   ------------------------------------------
                       (Date of earliest event reported)


                             SPECTRUM BRANDS, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Wisconsin                         001-13615              22-2423556
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(State or other Jurisdiction of    (Commission File No.)      (IRS Employer
     Incorporation)                                        Identification No.)


           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
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          (Address of principal executive offices, including zip code)


                                 (770) 829-6200
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              (Registrant's telephone number, including area code)


                                      N/A
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a) The following information, including Exhibit 99.1 attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On November 14, 2006, Spectrum Brands, Inc. issued a press release discussing, among other things, its estimated financial results for its fourth fiscal quarter of 2006 ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 2.06.  MATERIAL IMPAIRMENTS.

Statement of Financial Accounting Standards, "Goodwill and Other Intangible Assets" ("SFAS 142") requires companies to test goodwill and indefinite-lived intangibles for impairment annually, or more often if an event or circumstance indicates that an impairment loss may have been incurred. In accordance with SFAS 142, Spectrum Brands, with the assistance of independent third party valuation specialists, conducted its annual impairment testing of goodwill and indefinite-lived intangible assets. The results using the discounted cash flow method were also tested for reasonableness by comparison to the market capitalization of the company. As a result of these analyses the company recorded a non-cash pretax impairment charge of approximately $433.0 million ($398.3 million, net of tax). The impairments will not result in any future cash expenditures.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) 99.1 Press Release dated November 14, 2006 issued by Spectrum Brands, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 14, 2006            SPECTRUM BRANDS, INC.


                                 By: /s/ Randall J. Steward
                                     -------------------------------------
                                     Name:   Randall J. Steward
                                     Title:  Executive Vice President and
                                             Chief Financial Officer

EXHIBIT INDEX

Exhibit                Description
-------                -----------
99.1                   Press Release dated November 14, 2006
                       issued by Spectrum Brands, Inc.